Exhibit 99.3

April 2016

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or IR@53.com

Sameer Gokhale	Jim Eglseder
SVP / Senior Director / Investor Relations	SVP / Director / Investor Relations
(513) 534-2219	(513) 534-8424

Quarterly Data

	Three Months Ended
	March	December	September	June	March	December	September	June
	2016	2015	2015	2015	2015	2014	2014	2014
Ratios (percent)
Return on average assets	0.93	1.83	1.07	0.90	1.06	1.13	1.02	1.34
Return on average common equity	8.3	17.2	10.0	8.1	9.7	10.0	9.2	11.9
Average total Bancorp shareholders’ equity as a percent of average assets	11.57	11.26	11.24	11.32	11.50	11.54	11.72	11.58
Net interest margin(a)	2.91	2.85	2.89	2.90	2.86	2.96	3.10	3.15
Efficiency(a)	63.8	48.0	58.2	65.4	62.3	59.6	62.1	58.2
Net losses charged-off as a percent of average portfolio loans and leases	0.42	0.34	0.80	0.37	0.41	0.83	0.50	0.45
ALLL as a percent of portfolio loans and leases	1.38	1.37	1.35	1.39	1.42	1.47	1.56	1.61
Allowance for credit losses as a percent of portfolio loans and leases	1.54	1.52	1.49	1.54	1.57	1.62	1.71	1.77
Nonperforming portfolio assets as a percent of portfolio loans and leases and OREO(b)	0.88	0.70	0.65	0.67	0.76	0.82	0.88	0.92
Allowance for loan and lease losses as a percent of nonperforming assets(b)	157	197	208	206	188	178	178	175
Allowance for credit losses as a percent of nonperforming assets(b)	174	218	230	228	207	196	195	192

Common Share Data
Earnings per share - basic	$0.40	$0.80	$0.46	$0.36	$0.42	$0.44	$0.39	$0.49
Earnings per share - diluted	$0.40	$0.79	$0.45	$0.36	$0.42	$0.43	$0.39	$0.49
Cash dividends per common share	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.13
Book value per share	19.46	18.48	18.22	17.62	17.83	17.35	16.87	16.74

Common shares outstanding, excluding treasury	770,470,768	785,080,314	795,439,309	810,054,148	815,190,210	824,046,952	834,261,897	844,488,849
Market price per share:
High	$19.61	$21.06	$21.71	$21.69	$20.21	$20.69	$21.75	$23.19
Low	13.94	18.28	18.23	18.91	17.22	17.74	19.52	20.03
End of period	16.69	20.10	18.91	20.82	18.85	20.38	20.02	21.35

Supplemental Data
Common dividends declared ($ in millions)	$100	$102	$103	$105	$106	$107	$108	$110
Full-time equivalent employees	18,200	18,261	18,311	18,527	18,471	18,351	18,503	18,732
Banking centers	1,241	1,254	1,295	1,299	1,303	1,302	1,308	1,309
ATMs	2,556	2,593	2,650	2,630	2,637	2,638	2,639	2,619

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Quarterly Data

	Three Months Ended
	March	December	September	June	March	December	September	June
	2016	2015	2015	2015	2015	2014	2014	2014
Income Statement ($ in millions)
Interest income (taxable equivalent)	$1,044	$1,035	$1,031	$1,008	$975	$1,016	$1,023	$1,013
Interest expense	135	131	125	116	123	128	115	108

Net interest income (taxable equivalent)	909	904	906	892	852	888	908	905
Provision for loan and lease losses	119	91	156	79	69	99	71	76
Noninterest income:
Service charges on deposits	137	144	145	139	135	142	145	139
Investment advisory revenue	102	102	103	105	108	100	103	102
Corporate banking revenue	102	104	104	113	63	120	100	107
Mortgage banking net revenue	78	74	71	117	86	61	61	78
Card and processing revenue	79	77	77	77	71	76	75	76
Other noninterest income	136	602	213	1	163	150	33	226
Securities gains, net	3	1	—	4	4	4	3	8

Total noninterest income	637	1,104	713	556	630	653	520	736
Noninterest expense:
Salaries, wages and incentives	403	386	387	383	369	366	357	368
Employee benefits	100	74	72	78	99	79	75	79
Net occupancy expense	77	83	77	83	79	77	78	79
Technology and communications	56	59	56	54	55	54	53	52
Equipment expense	30	32	31	31	31	30	30	30
Card and processing expense	35	40	40	38	36	36	37	37
Other noninterest expense	285	289	280	280	254	276	258	309

Total noninterest expense	986	963	943	947	923	918	888	954
Income before income taxes (taxable equivalent)	441	954	520	422	490	524	469	611
Taxable equivalent adjustment	6	5	5	5	5	5	5	5

Income before income taxes	435	949	515	417	485	519	464	606
Applicable income tax expense	108	292	134	108	124	134	124	167

Net income	$327	$657	$381	$309	$361	$385	$340	$439
Less: Net income attributable to noncontrolling interests	—	—	—	(6)	—	—	—	—

Net income attributable to Bancorp	$327	$657	$381	$315	$361	$385	$340	$439
Dividends on preferred stock	15	23	15	23	15	23	12	23

Net income available to common shareholders	$312	$634	$366	$292	$346	$362	$328	$416

Regulatory Capital Data ($ in millions)(a)	Basel III Transitional					Basel I
CET1 capital	$11,914	$11,917	$11,574	$11,582	$11,543	N/A	N/A	N/A
Additional tier I capital	1,330	1,343	1,340	1,340	1,339	N/A	N/A	N/A

Tier I capital	$13,244	$13,260	$12,914	$12,922	$12,882	$12,764	$12,661	$12,644
Tier II capital	4,553	3,874	3,935	3,909	4,112	4,131	4,103	4,101

Total regulatory capital	$17,797	$17,134	$16,849	$16,831	$16,994	$16,895	$16,764	$16,745

Risk-weighted assets	$121,432(b)	$121,290(b)	$123,148(b)	$122,986(b)	$121,310(b)	$117,878	$116,917	$117,117

CET1 capital ratio	9.81%(b)	9.82%(b)	9.40%(b)	9.42%(b)	9.52%(b)	N/A	N/A	N/A
Tier I risk-based capital ratio	10.91%(b)	10.93%(b)	10.49%(b)	10.51%(b)	10.62%(b)	10.83%	10.83%	10.80%
Total risk-based capital ratio	14.66%(b)	14.13%(b)	13.68%(b)	13.69%(b)	14.01%(b)	14.33%	14.34%	14.30%
Tier I leverage ratio	9.57%	9.54%	9.38%	9.44%	9.59%	9.66%	9.82%	9.86%

Tier I common equity ratio	N/A	N/A	N/A	N/A	N/A	9.65%(c)	9.64%(c)	9.61%(c)
CET1 capital ratio (fully phased-in)	9.72%(b) (c)	9.72%(b)(c)	9.30%(b)(c)	9.31%(b)(c)	9.41%(b)(c)	N/A	N/A	N/A

(a)	Current period regulatory capital data and ratios are estimated.
(b)	Under the banking agencies’ risk-based capital guidelines, assets and credit equivalent amounts of derivatives and off-balance sheet exposures are assigned to broad risk categories. The aggregate dollar amount in each risk category is multiplied by the associated risk-weight of the category. The resulting weighted values are added together, along with the measure for market risk, resulting in the Bancorp’s total risk-weighted assets.
(c)	This ratio has been included herein to facilitate a greater understanding of the Bancorp’s capital structure and financial condition. This is a Non-GAAP measure.

Quarterly Data

	As of
	March	December	September	June	March	December	September	June
	2016	2015	2015	2015	2015	2014	2014	2014
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,298	$2,540	$2,455	$2,785	$2,920	$3,091	$3,125	$3,312
Available-for-sale and other securities	29,891	29,044	28,799	27,987	26,409	22,408	22,912	22,814
Held-to-maturity securities	64	70	157	157	177	187	191	194
Trading securities	405	386	374	370	392	360	389	361
Other short-term investments	1,778	2,671	1,994	3,451	4,919	7,914	3,637	2,386

Total cash and securities	34,436	34,711	33,779	34,750	34,817	33,960	30,254	29,067
Loans held for sale	803	903	994	995	724	1,261	641	682
Portfolio loans and leases	93,605	92,582	93,574	92,703	91,244	90,084	90,624	90,484

Total loans and leases	94,408	93,485	94,568	93,698	91,968	91,345	91,265	91,166
Allowance for loan and lease losses	(1,295)	(1,272)	(1,261)	(1,293)	(1,300)	(1,322)	(1,414)	(1,458)
Bank premises and equipment	2,185	2,239	2,264	2,298	2,433	2,465	2,467	2,491
Operating lease equipment	738	707	680	670	695	728	732	667
Goodwill	2,416	2,416	2,416	2,416	2,416	2,416	2,416	2,416
Intangible assets	11	12	13	13	14	15	16	17
Servicing rights	685	785	757	854	789	858	935	931
Other real estate owned	119	137	149	163	187	217(a)	242(a)	266(a)
Other assets	8,727	7,828	8,518	8,059	8,418	7,988	7,239	6,963

Total assets	$142,430	$141,048	$141,883	$141,628	$140,437	$138,670	$134,152	$132,526

Liabilities
Deposits:
Demand	$35,858	$36,267	$34,832	$35,449	$35,343	$34,809	$32,258	$32,140
Interest checking	25,182	26,768	24,832	27,074	27,191	26,800	24,930	24,744
Savings	14,738	14,601	14,632	14,976	15,355	15,051	15,355	16,087
Money market	19,377	18,494	18,887	17,900	18,105	17,083	16,199	14,216
Foreign office	441	464	754	728	811	1,114	1,577	1,418
Other time	4,049	4,019	4,041	4,050	4,044	3,960	3,856	3,724
Certificates - $100,000 and over	2,830	2,592	2,915	2,846	2,566	2,895	3,117	3,623

Total deposits	102,475	103,205	100,893	103,023	103,415	101,712	97,292	95,952
Federal funds purchased	134	151	132	126	200	144	148	153
Other short-term borrowings	3,523	1,507	4,904	4,136	1,413	1,556	2,730	3,146
Other liabilities	4,638	4,505	4,604	5,214	5,483	4,662	4,239	3,842
Long-term debt	15,305	15,810	15,492	13,491	14,022	14,931	14,300	13,925

Total liabilities	$126,075	$125,178	$126,025	$125,990	$124,533	$123,005	$118,709	$117,018

Equity
Common and preferred equity	$18,638	$18,406	$17,867	$17,578	$17,421	$17,169	$16,889	$16,661
Net unrealized gains:
Available-for-sale securities	685	238	528	327	608	475	338	410
Qualifying cash flow hedges	61	22	58	29	47	23	12	22
Accumulated other comprehensive income related to employee benefit plans	(62)	(63)	(64)	(65)	(67)	(69)	(49)	(50)
Treasury stock, at cost	(2,999)	(2,764)	(2,563)	(2,264)	(2,145)	(1,972)	(1,786)	(1,574)

Total Bancorp shareholders’ equity	16,323	15,839	15,826	15,605	15,864	15,626	15,404	15,469
Noncontrolling interests	32	31	32	33	40	39	39	39

Total equity	$16,355	$15,870	$15,858	$15,638	$15,904	$15,665	$15,443	$15,508

Total liabilities and equity	$142,430	$141,048	$141,883	$141,628	$140,437	$138,670	$134,152	$132,526

Share Data
Preferred shares outstanding - Series H	24,000	24,000	24,000	24,000	24,000	24,000	24,000	24,000
Preferred shares outstanding - Series I	18,000	18,000	18,000	18,000	18,000	18,000	18,000	18,000
Preferred shares outstanding - Series J	12,000	12,000	12,000	12,000	12,000	12,000	12,000	12,000
Common shares outstanding, excluding treasury	770,470,768	785,080,314	795,439,309	810,054,148	815,190,210	824,046,952	834,261,897	844,488,849
Treasury shares held	153,421,813	138,812,267	128,453,272	113,838,433	108,702,371	99,845,629	89,630,684	79,403,732

(a)	Includes OREO related to government insured loans. Upon the prospective adoption on January 1, 2015 of ASU 2014-14 “Classification of Certain Government-Guaranteed Mortgage Loans Upon Foreclosure,” government guaranteed loans meeting certain criteria were reclassified to other receivables rather than OREO upon foreclosure.

Quarterly Data

	Three Months Ended
	March	December	September	June	March	December	September	June
	2016	2015	2015	2015	2015	2014	2014	2014
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$94,078	$94,587	$94,329	$92,739	$91,659	$91,581	91,428	$91,241
Taxable securities	29,619	28,951	28,251	27,344	23,102	22,364	22,594	21,706
Tax exempt securities	78	52	52	59	59	64	50	52
Other short-term investments	1,876	2,253	1,799	3,160	5,877	5,176	2,283	2,182

Total interest-earning assets	125,651	125,843	124,431	123,302	120,697	119,185	116,355	115,181
Cash and due from banks	2,335	2,466	2,503	2,636	2,830	3,008	2,862	2,847
Other assets	14,869	14,925	15,064	15,322	15,412	14,764	14,425	14,384
Allowance for loan and lease losses	(1,273)	(1,261)	(1,292)	(1,300)	(1,322)	(1,413)	(1,458)	(1,480)

Total assets	$141,582	$141,973	$140,706	$139,960	$137,617	$135,544	$132,184	$130,932
Liabilities
Interest-bearing liabilities:
Interest checking deposits	$25,740	$25,296	$25,590	$26,894	$26,885	$25,478	$24,926	$25,222
Savings deposits	14,601	14,615	14,868	15,156	15,174	15,173	15,759	16,509
Money market deposits	18,655	18,775	18,253	18,071	17,492	17,023	15,222	13,942
Foreign office deposits	483	736	718	955	861	1,439	1,663	2,200
Other time deposits	4,035	4,052	4,057	4,074	4,022	3,936	3,800	3,693
Certificates - $100,000 and over	2,815	3,305	2,924	2,558	2,683	2,998	3,339	3,840
Other deposits	—	7	222	—	—	—	—	—
Federal funds purchased	608	1,182	1,978	326	172	161	520	606
Other short-term borrowings	3,564	1,675	1,897	1,705	1,602	1,481	1,973	2,234
Long-term debt	14,949	15,738	14,664	13,741	14,414	14,819	13,919	12,491

Total interest-bearing liabilities	85,450	85,381	85,171	83,480	83,305	82,508	81,121	80,737
Demand deposits	35,201	36,254	35,231	35,384	33,760	33,301	31,790	31,275
Other liabilities	4,524	4,325	4,458	5,215	4,693	4,052	3,749	3,724

Total liabilities	125,175	125,960	124,860	124,079	121,758	119,861	116,660	115,736
Equity	16,407	16,013	15,846	15,881	15,859	15,683	15,524	15,196

Total liabilities and equity	$141,582	$141,973	$140,706	$139,960	$137,617	$135,544	$132,184	$130,932

Average loans and leases (excluding held for sale)	$93,275	$93,594	$93,373	$92,173	$90,508	$91,041	$90,799	$90,549

Share Data
Average common shares outstanding - basic	773,564,178	784,855,006	795,792,825	803,965,057	810,209,585	819,057,247	829,391,505	838,492,046
Average common shares outstanding - diluted	778,392,453	794,481,388	805,022,588	812,842,540	818,672,259	827,831,317	838,324,420	848,245,111

Quarterly Data

	Three Months Ended
	March	December	September	June	March	December	September	June
	2016	2015	2015	2015	2015	2014	2014	2014
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$43,441	$42,151	$42,970	$42,812	$42,062	$40,801	$41,111	$41,364
Commercial mortgage loans	6,874	6,991	7,084	7,165	7,210	7,410	7,566	7,807
Commercial construction loans	3,428	3,214	3,101	2,709	2,303	2,071	1,704	1,426
Commercial leases	3,956	3,854	3,901	3,882	3,787	3,721	3,555	3,572

Total commercial loans and leases	57,699	56,210	57,056	56,568	55,362	54,003	53,936	54,169
Consumer:
Residential mortgage loans	14,563	14,424	14,197	13,792	13,258	13,582	13,520	13,250
Home equity	8,131	8,336	8,460	8,591	8,714	8,886	8,987	9,056
Automobile loans	11,129	11,497	11,829	11,914	11,873	12,037	12,121	12,050
Credit card	2,235	2,360	2,330	2,278	2,291	2,401	2,317	2,261
Other consumer loans and leases	651	658	696	555	470	436	384	380

Total consumer loans and leases	36,709	37,275	37,512	37,130	36,606	37,342	37,329	36,997

Total loans and leases	$94,408	$93,485	$94,568	$93,698	$91,968	$91,345	$91,265	$91,166

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$43,127	$43,175	$43,162	$42,554	$41,462	$41,313	$41,525	$41,451
Commercial mortgage loans	6,908	7,053	7,038	7,149	7,248	7,482	7,637	7,886
Commercial construction loans	3,297	3,141	2,966	2,549	2,198	1,911	1,565	1,364
Commercial leases	3,875	3,841	3,847	3,776	3,716	3,601	3,576	3,556

Total commercial loans and leases	57,207	57,210	57,013	56,028	54,624	54,307	54,303	54,257
Consumer:
Residential mortgage loans	14,405	14,315	13,976	13,375	13,515	13,526	13,342	13,202
Home equity	8,241	8,394	8,521	8,655	8,802	8,937	9,009	9,101
Automobile loans	11,285	11,674	11,881	11,902	11,933	12,073	12,105	12,070
Credit card	2,277	2,320	2,277	2,296	2,321	2,324	2,295	2,232
Other consumer loans and leases	663	674	661	483	464	414	374	379

Total consumer loans and leases	36,871	37,377	37,316	36,711	37,035	37,274	37,125	36,984

Total average loans and leases	$94,078	$94,587	$94,329	$92,739	$91,659	$91,581	$91,428	$91,241

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$419	$228	$205	$217	$231	$269	$305	$323
Nonaccrual loans held for sale	3	1	1	1	2	24	4	5
Nonaccrual restructured loans held for sale	2	11	1	—	—	15	3	—
Nonaccrual portfolio restructured loans and leases	282	278	253	258	296	310	315	317
OREO and other repossessed property(a)	124	141	148	151	164	165	176	192

Total nonperforming assets	$830	$659	$608	$627	$693	$783	$803	$837

Ninety days past due loans and leases	$73	$75	$70	$70	$78	$87	$87	$94

Nonperforming Loans ($ in millions)(nonaccrual plus renegotiated)
Commercial and industrial loans and leases	$465	$259	$171	$182	$200	$241	$267	$249
Commercial mortgage loans	83	93	110	106	126	146	121	141
Commercial construction loans	—	—	6	—	1	2	4	10
Residential mortgage loans	44	51	54	62	70	94	111	117
Home equity	80	79	82	88	90	93	85	93
Other consumer loans and leases	34	36	37	38	41	42	39	35

Total nonperforming loans and leases (including held for sale)	$706	$518	$460	$476	$528	$618	$627	$645

Credit Charge-Offs ($ in millions)
Total losses charged-off	($116)	($105)	($209)	($112)	($115)	($215)	($146)	($127)
Total recoveries of losses previously charged-off	20	25	21	26	24	24	31	26

Total net losses charged-off	($96)	($80)	($188)	($86)	($91)	($191)	($115)	($101)

(a)	Excludes OREO related to government insured loans. The Bancorp has historically excluded government guaranteed loans classified in OREO from its nonperforming asset disclosures. Upon the prospective adoption on January 1, 2015 of ASU 2014-14 “Classification of Certain Government-Guaranteed Mortgage Loans Upon Foreclosure,” government guaranteed loans meeting certain criteria will be reclassified to other receivables rather than OREO upon foreclosure.